UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 Bank Street, Suite 560
White Plains, New York	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 18, 2021, Waldencast Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriter’s exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Waldencast Long-Term Capital LLC, a Cayman Islands limited liability company (the “Sponsor”), generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Ordinary Share equals or exceeds $10.00 (as adjusted)); (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $345,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253370):

●	Amended and Restated Memorandum and Articles of Association of the Company.

●	Underwriting Agreement, dated March 15, 2021, among the Company, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

●	Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	Letter Agreement, dated March 15, 2021, among the Company, the Sponsor and the Company’s officers and directors.

●	Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.

●	Administrative Services Agreement, dated March 15, 2021, between the Company and Waldencast Long-Term Capital LLC.

●	Sponsor Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Michel Brousset.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Felipe Dutra.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Cristiano Souza.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Hind Sebti.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Sarah J. Brown.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Juliette Hickman.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Lindsay Pattison.

●	Indemnity Agreement, dated March 15, 2021, between the Company and Zack Werner.

On March 15, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On March 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated March 15, 2021, among the Company, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 15, 2021, among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated March 15, 2021, between the Company and Waldencast Long-Term Capital LLC.
10.5	Sponsor Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated March 15, 2021, between the Company and Michel Brousset.
10.7	Indemnity Agreement, dated March 15, 2021, between the Company and Felipe Dutra.
10.8	Indemnity Agreement, dated March 15, 2021, between the Company and Cristiano Souza.
10.9	Indemnity Agreement, dated March 15, 2021, between the Company and Hind Sebti.
10.10	Indemnity Agreement, dated March 15, 2021, between the Company and Sarah J. Brown.
10.11	Indemnity Agreement, dated March 15, 2021, between the Company and Juliette Hickman.
10.12	Indemnity Agreement, dated March 15, 2021, between the Company and Lindsay Pattison.
10.13	Indemnity Agreement, dated March 15, 2021, between the Company and Zack Werner.
99.1	Press Release, dated March 15, 2021.
99.2	Press Release, dated March 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

Date: March 18, 2021	By:	/s/ Michel Brousset
Name: Michel Brousset
Title: Chief Executive Officer

3